PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

PRUCO INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated February 1, 2021,
to
Prospectuses dated May 1, 2020, for VUL Protector® Contracts and PruLife® Custom Premier II Contracts
and
Prospectuses dated June 30, 2020, and September 4, 2020, for PruLife® SVUL Protector® Contracts

This supplement should be read and retained with the current prospectus for your variable life insurance Contract. This supplement is intended to update certain information in the prospectus for your variable life insurance Contract. If you would like another copy of the current prospectus, please contact us at (800) 778-2255.

On December 27, 2020, the Consolidated Appropriations Act of 2021 (CAA) was signed into law. The CAA includes a provision that changes the floor interest rates used for Definition of Life Insurance (DOLI) testing under Section 7702 of the Internal Revenue Code of 1986, as amended (the Code), and Modified Endowment Contract (MEC) testing under Section 7702A of the Code. The change is intended to better reflect the current low interest rate environment and may change the DOLI and MEC limits for Contracts issued on or after January 1, 2021.
You should speak with both your financial professional and tax advisor to get more information about the CAA and how it relates to this variable life insurance Contract.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

PRODUCTSUP143
VULP18, CPII19, SVULP20